UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2009

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard, Suite 700 Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

(310) 394-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On October 22, 2009, The Macerich Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell up to 12,000,000 shares of the Company’s common stock, par value $0.01 per share to the Underwriters.  In addition, the Company granted the Underwriters a 30-day option to purchase up to 1,800,000 additional shares to cover over-allotments, if any, which the Underwriters exercised in full on October 22, 2009.  The transactions contemplated by the Underwriting Agreement are expected to close on October 27, 2009, subject to the satisfaction of customary closing conditions.  Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. acted as joint book-running managers and underwriters for the offering.

The Company intends to use the net proceeds from the offering to repay a portion of the outstanding balance under its $1.5 billion revolving line of credit.  Affiliates of the Underwriters (other than Piper Jaffray & Co. and RBC Capital Markets Corporation) are lenders under the Company’s $1.5 billion revolving line of credit and therefore will receive their pro rata share of the net proceeds from this offering through the repayment of the commitments they have extended under the revolving line of credit.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The press release announcing the pricing of the offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release announcing the over-allotment exercise is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated October 22, 2009, by and among the Company, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

5.1	Opinion of Venable LLP

8.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)

99.1	Press Release of the Company dated October 22, 2009

99.2	Press Release of the Company dated October 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ Thomas E. O’Hern
Date:	October 23, 2009		Thomas E. O’Hern
Senior Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 22, 2009, by and among the Company, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

5.1	Opinion of Venable LLP

8.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)

99.1	Press Release of the Company dated October 22, 2009

99.2	Press Release of the Company dated October 23, 2009